The Royce Fund

Royce Focus Value Fund

Supplement to the Prospectus dated May 1, 2014

The Royce Fund’s Board of Trustees approved a plan of liquidation for Royce Focus Value Fund, to be effective on July 31, 2014. The Fund is being liquidated primarily because it has not attracted and maintained assets at a sufficient level for it to be viable. As of June 17, 2014, the Fund was no longer offering its shares for purchase and was not accepting any investments in the Fund.

June 26, 2014

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